UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2026

NETCAPITAL INC.

(Exact name of registrant as specified in its charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 925-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Common Stock	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Extension of Compliance Period

As previously disclosed, on August 24, 2026 and September 21, 2026, Netcapital Inc. (the “Company”) received notices (the “Delinquency Notifications”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company did not comply with Nasdaq’s filing requirements set forth in Listing Rule 5250(c)(1) (the “Rule”) because it had not timely filed its Annual Report on Form 10-K for the fiscal year ended April 30, 2026 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for the quarter ended July 31, 2026 (the “Form 10-Q” and, together with the Form 10-K, the “Delinquent Reports”), respectively.

The Company submitted materials to the Staff regarding its plan to regain compliance with the Rule on October 22, 2026 and October 23, 2026.

On November 5, 2026, the Company received a letter from the Staff notifying the Company that, based on the Staff’s review of the Company’s submission, the Staff has granted the Company an exception to regain compliance with the Rule. Under the terms of the exception, the Company must file the Delinquent Reports on or before February 9, 2027. If the Company does not satisfy these terms, the Staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal the Staff’s determination to a Nasdaq Hearings Panel.

The letter has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Stock Market. The Company is working diligently to complete the Delinquent Reports and intends to file them as promptly as practicable to regain compliance with the Rule. However, there can be no assurance that the Company will be able to file the Delinquent Reports within the exception period or otherwise regain or maintain compliance with Nasdaq’s continued listing requirements.

On November 9, 2026, the Company issued a press release announcing receipt of the letter. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations as to the timing of the filing of the Delinquent Reports and its ability to regain compliance with Nasdaq’s continued listing requirements. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the timing and outcome of the work of the Company’s independent registered public accounting firm and advisors and any required amendments or restatements of prior financial statements, as well as the other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETCAPITAL INC.

Dated: November 9, 2026	By:	/s/ Todd Violette
	Name:	Todd Violette
	Title:	Chief Executive Officer